Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2078

 Global Water Portfolio 2020-3

Supplement to the Prospectus

As of December 24, 2020, The Home Depot (ticker: HD) completed its acquisition of HD Supply Holdings, Inc. (ticker: HDS) pursuant to a cash tender offer. As a shareholder of HD Supply Holdings, Inc., the Portfolio will be receiving cash for each share held and, as a result, will thereafter no longer hold shares of HD Supply Holdings, Inc. All references to HD Supply Holdings, Inc. in the Portfolio’s prospectus are hereby removed.

Supplement Dated: December 24, 2020